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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                     NSTAR
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                          ELECTION TO OBTAIN NSTAR'S
                                PROXY MATERIALS
                       ELECTRONICALLY INSTEAD OF BY MAIL

NSTAR shareholders may elect to receive the Company's future annual reports and proxy statements through the Internet instead of receiving copies through the
                                      -------
mail. NSTAR is offering this service to provide added convenience to shareholders and to reduce printing and mailing costs.

To take advantage of this option, shareholders must have the ability to access the Internet World Wide Web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the shareholder.

TO ELECT THIS OPTION, GO TO WEBSITE HTTP://WWW.ECONSENT.COM/NST. Shareholders who elect electronic distribution will be notified each year by e-mail how to access proxy materials and how to use the Internet to vote their shares.

If you consent to receive the Company's future proxy materials electronically, your consent will remain in effect unless it is withdrawn by calling, writing, or e-mailing our Transfer Agent, EquiServe, at: 1-800-338-8446; P.O. Box 8040, Boston, MA 02266-8040; http://www.equiserve.com. Also, if while this consent is in effect you decide you would like to receive a hard copy of the proxy materials, you may call, write or e-mail our Transfer Agent.

NST018                      DETACH HERE IF MAILING

                           PROXY/VOTING INSTRUCTIONS

                                  NSTAR LOGO

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      11:00 A.M. THURSDAY, APRIL 27, 2000
  BOSTON BACK BAY HILTON, SECOND FLOOR, BELVIDERE BALLROOM, 40 DALTON STREET
                             BOSTON, MASSACHUSETTS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned hereby appoints Sheldon A. Buckler, Matina S. Horner, and Thomas J. May and each of them proxies, with power of substitution, to act and vote in the name of the undersigned, with all the powers that the undersigned would possess if personally present, on all matters which may come before the Annual Meeting of Shareholders of NSTAR to be held on April 27, 2000 and any adjournments thereof.

    The proxies are hereby authorized and instructed upon the matters specified in the Notice of Annual Meeting as set forth on the reverse side hereof. IF NO CHOICE IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES SHALL VOTE IN THEIR BEST JUDGEMENT ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    The undersigned acknowledges receipt of the Notice of Annual Meeting and the related Proxy Statement.

                                 -------------
                                  SEE REVERSE
                                     SIDE
                                 -------------

                   UNLESS VOTING ELECTRONICALLY OR BY PHONE,
           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE


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NSTAR LOGO

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE
OR INTERNET QUICKLY AND EASILY
AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. To vote by phone or Internet, read the accompanying proxy statement and ballot and then follow these easy steps:

VOTE BY TELEPHONE

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT.


VOTE BY INTERNET

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website
   http://www.eproxyvote.com/nst

3. Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT.
In addition, after your vote, you will have the opportunity to receive future shareholder communications via the Internet.

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


NST01A                            DETACH HERE IF MAILING

[X] Please mark votes as in this example.                              ------

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.
1. Election of Trustees
NOMINEES: (01) Kevin C. Bryant, (02) Gary L. Countryman, (03) Thomas G. Dignan, Jr., (4) Franklin M. Hundley, (05) Gerald L. Wilson

[_] FOR ALL NOMINEES       [_] WITHHELD FROM ALL NOMINEES

[_] ______________________________________
    For all nominees except as noted above

[_] MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

[_] MARK HERE TO DISCONTINUE MAILING ANNUAL REPORT (For multiple accounts only)

Please sign exactly as your name appears. When signing as attorney, agent, guardian, executor, administrator, trustee or in other capacity, please give your full title as such.

Signature: __________________________  Date: _______________________

Signature: __________________________  Date: _______________________